UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

SweeGen, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-190547	80-0910515
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30321 Esperanza Avenue Rancho Santa Margarita, CA	92688
(address of principal executive offices)	(zip code)

(949) 709-0583
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.

On July 28, 2015, the Company engaged Anton & Chia, LLP (“A&C”) of Newport Beach, CA as our registered independent public accountant. On October 24, 2015, the Company engaged KBL, LLP (“KBL”) of New York, NY as our new registered independent public accountant. Our change in independent auditors from A&C to KBL was disclosed in our Form 8-K Current Report filed on November 12, 2015.

b.

A&C's report on the financial statements for the year ended June 30, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended June 30, 2015 and through the current date, there have been no disagreements with A&C or KBL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&C would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized A&C and KBL to respond fully to the inquiries of the successor accountant.

e.

During the year ended June 30, 2015 and the interim period through the current date, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to A&C & KBL prior to the date of the filing of this Report and requested that A&C and KBL furnish us with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.  A copy of such letter is filed as Exhibits 16.1 and 16.2 to this Form 8-K.

(2) New Independent Accountants:

a.

On September 14, 2016, the Company engaged Haskell & White LLP (“H&W”) of Irvine, CA, as its new registered independent public accountant. During the years ended June 30, 2015 and 2016 and prior to September 14, 2016 (the date of the new engagement), we did not consult with H&W regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by H&W, in either case where written or oral advice provided by H&W would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from Anton & Chia, LLP regarding Change in Certifying Accountant. (Filed herewith.)
16.2	Letter from KBL, LLP regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SweeGen, Inc.

Dated: September 15, 2016	/s/ Steven Chen
Steven Chen, Chief Executive and Financial Officer